EXHIBIT 32.1


                     CERTIFICATION PURSUANT TO SECTION 1350
                            (furnished but not filed)


In connection with the Quarterly Report of Digital Imaging Resources Inc. (the Company) on Form 10-QSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Joseph
R. Bellantoni, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002,that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ JOSEPH R. BELLANTONI
---------------------------
Joseph R. Bellantoni
Chief Executive Officer
February 14, 2007

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